SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act 1934
Date of Report (Date of earliest event reported): May 21, 2018
NEMAURA MEDICAL, INC.
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)
001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

Advanced Technology Innovation Centre, Loughborough University Science and Enterprise Parks, 5 Oakwood Drive, Loughborough, Leicestershire LE11 3QF United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	00 44 1509 222912
________________________________________________________________________ (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 21, 2018, Nemaura Medical, Inc. (the “Company”) and Dallas Burston Ethitronix (Europe) Limited (“DBEE”) entered into a joint collaboration agreement (the “Agreement”), pursuant to which  DBEE secured the exclusive license to sell the Company’s sugarBEAT wristwatch-based glucose monitoring system throughout the UK and Europe.  The Company and DBEE agreed that they shall share proceeds equally from sales of the Company’s sugarBEAT products.  The joint venture intends to seek sub-license rights opportunities to one or more leading companies in the diabetes monitoring space, to leverage their network, infrastructure and resources.  DBEE was founded by Dr. Dallas Burston, MBBS, an entrepreneur who has founded and sold several companies specializing in marketing pharmaceuticals.

The initial term of the Agreement is for five years, which may be terminated at the end of such five-year initial term by either party upon at least 12 months’ prior written notice.  If such notice of termination is not provided by either party during the initial term, the Agreement shall automatically continue until terminated by either party upon 12 months’ prior written notice.  In the event the Agreement is terminated as provided above, the non-terminating party shall receive an exit payment equal to 50% of the open market value of the joint collaboration venture business agreed to by the parties at the time of termination.  The parties may also terminate the Agreement if the other party commits a material breach of the terms of the Agreement which is not remedied within 30 days of written notification of such breach, or the other party dissolves or goes bankrupt.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement filed as Exhibit 10.1 hereto.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1 †	Joint Collaboration Agreement dated May 21, 2018 between the Company and Dallas Burston Ethitronix (Europe) Limited

†   Confidential treatment requested.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Nemaura Medical, Inc.

By:	/s/ Dewan F. H. Chowdhury
Name: Dewan F. H. Chowdhury
Title: Chief Executive Officer

:
Dated: May 25, 2018